UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     July 14, 2005
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                       SOUTHERN CONNECTICUT BANCORP, INC.

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             (Exact Name of Registrant as Specified in its Charter)

         Connecticut                   0-49784                 06-1609692
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(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                    Identification No.)

           215 Church Street, New Haven, CT           06510
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       (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (203) 782-1100
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                 Section 1--Registrant's Business and Operations

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Not applicable.

(b) On July 14, 2005, William F. Weaver gave notice of his resignation from service as the Chief Financial Officer of Southern Connecticut Bancorp, Inc. ("Bancorp"), effective as of the close of business on July 21, 2005.

(c) On July 22, 2005, Anthony M. Avellani, will assume the role of interim Chief Financial Officer until a replacement has been appointed. Mr. Avellani was previously the Vice President and Controller of Bancorp.

(d) Not applicable.

Item 9.01 Financial Statements and Exhibits.
None.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         SOUTHERN CONNECTICUT BANCORP, INC.




                         By: /s/ Michael M. Ciaburri
                            -------------------------------------------
                         Name: Michael M. Ciaburri
                         Title:  Director, President & Chief Operating Officer



Date:  July 19, 2005

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